EXHIBIT 99.1
UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS


Case Name:     MRS Technology, Inc.
Case Number:   98-44938-JFQ

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING JULY,1998

Comes Now, MRS Technology, Inc.

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing July 1, 1998 and ending July 31, 1998 as shown by the report and exhibits consisting of 11 pages and containing the following, as indicated:

     (X)      Monthly Reporting Questionnaire (Attachment 1)

     (X)      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

     (X)      Summary of Accounts Receivable (Form OPR-3)

     (X)      Schedule of Post-petition Liabilities (Form OPR-4)

     (X)      Income Statement (Form OPR-5)

     (X)      Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: August 19, 1998     DEBTOR(S)-IN-POSSESSION

                          /s/ Patricia F.  DiIanni

                          Name & Title: Patricia F.  DiIanni
                                        Vice President and Chief
                                        Financial Officer
                          Address: MRS Technology, Inc.
                                   10 Elizabeth Drive
                                   Chelmsford, MA 01824

                          Telephone No.: (978) 250-0450

ATTACHMENT 1

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

Case Name:     MRS Technology, Inc.
Case Number:   98-44938-JFQ

MONTH OF: July 1998

1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.

    Name and Title          Wages Paid         Taxes Withheld
    Of Executive          Gross      Net       Due       Paid
C.P. Herrmann, CEO     $13,153.86  $10,041.84   Weekly   Weekly
                                                Before   Before
P.F. DiIanni, CFO      $ 6,923.09  $ 4,778.51   Payday   Payday
E.  DaSilviera, VP     $ 7,269.23  $ 4,855.08   Via ADP  Via ADP


TOTAL EXECUTIVE
PAYROLL:               $27,346.18

2. Insurance: Is workers' compensation and other insurance in effect? Yes. Are payments current? Yes. If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                           Date
         Carrier   Coverage        Expiration  Premium   Coverage
Type      Name     Amount  Policy #   Date     Amounts   Pd Thru

Homeowners

Rental Property

Liability

Vehicle

Workers
Compensation

Other

CHAPTER 11                                           ATTACHMENT 1
MONTHLY OPERATING REPORT                                 (Page 2)
DETAILED LISTING OF DISBURSEMENTS

CASE NAME:    MRS Technology, Inc.
CASE NUMBER:  98-44938-JFQ
MONTH OF:     July 1998

3.  Bank Accounts                 Account Type
                 Operating   *MRSA    Payroll    Other     Total
Bank Name        Fleet       Japan   BankBoston Petty
                                                 Cash

Account Number   94088-55556         896-60243

BEGINNING BOOK   $131,676    $15,337 $  3,557   $2,144  $152,714
     BALANCE

PLUS:
  Deposits        179,797      1,906             1,220   182,923

LESS:
  Disbursements   (33,438)    (9,228) (78,333)  (1,807) (122,806)

Other:
Transfers
  In (Out)       (110,000)            110,000                  0

Foreign Exchange
  Impact                        (541)                       (541)

ENDING BOOK
     BALANCE     $168,035    $ 7,474 $ 35,224   $1,557  $212,290

* MRS Asia is located in Japan and has one service employee.

4. Post-Petition Payments: List any post-petition payments to professionals and payments on Pre-petition debts in the schedule below (attach separate sheet if necessary).

    Payments To/On               Amount     Date     Check #
    Professionals (attorneys,    None
    Accountants, etc.):

    Pre-petition Debts:          None

COMPARATIVE BALANCE SHEETS                             FORM OPR-1
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: July 1998
Case Number: 98-44938-JFQ

                                           FILING
                                            DATE       MONTH

ASSETS                                     7/1/98       July
CURRENT ASSETS

Cash                                     $  129,041   $  212,290
Other negotiable instruments (i.e.
   CD's, Treasury Bills, Etc.)                    0            0
Accounts Receivable, Net (OPR-3)            201,899      412,004
Less allowance for doubtful accounts        (21,045)     (21,045)
Inventory, at cost                        5,575,890    5,443,375
Prepaid expenses and deposits               132,884      131,300
Investments                                       0            0
Other: Uninvoiced Ship.                     135,374       82,960

TOTAL CURRENT ASSETS                     $6,154,043   $6,260,884

PROPERTY, PLANT AND EQUIPMENT, AT COST    3,906,242    3,906,242

Less Accumulated Depreciation            (3,775,570)  (3,794,569)

NET PROPERTY, PLANT AND EQUIPMENT           130,672      111,673

+ OTHER ASSETS                               29,339       29,091

TOTAL ASSETS                             $6,314,054   $6,401,648

+Itemize if value of "Other Assets" exceeds 10% of "Total Assets"

COMPARATIVE BALANCE SHEETS                             FORM OPR-2
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: July 1998
Case Number: 98-44938-JFQ

                                         TOTAL         MONTH

LIABILITIES                              7/1/98         July
POST PETITION LIABILITIES                       0        98,018

     Priority Debt/Secured &
       Employee Expenses *            $ 1,040,051   $ 1,070,538
     Unsecured Debt                     2,217,507     2,315,871

       TOTAL PRE PETITION LIABILITIES   3,257,558     3,386,409

       TOTAL LIABILITIES                3,257,558     3,484,427

SHAREHOLDER'S EQUITY (DEFICIT)

  Preferred Stock                               0             0
  Common Stock                             68,586        68,586
  Paid-In Capital                      36,511,205    36,511,205
  Retained Earnings
    Through Filing Date               (33,523,295)  (33,523,295)
    Post Filing Date                            0      (130,874)

TOTAL SHAREHOLDERS' EQUITY            $ 3,056,496   $ 2,925,622

TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY               $ 6,314,054   $ 6,410,049


* Includes accrued interest and expenses.

SUMMARY OF ACCOUNTS RECEIVABLE
                                                       FORM OPR-3
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: July 1998
Case Number: 98-44938-JFQ

                               0-30     31-60    61-90     OVER
                     TOTAl     DAYS     DAYS     DAYS     90 DAYS

DATE OF FILING:
     7/1/98         $201,899   $146,526 $31,187  $5,779  $18,407
 Allowance for
 doubtful accounts -
  General            (21,045)  (    )   (    )   (    )    (    )

MONTH: July 1998    $412,005   $333,558 $55,532  $9,371  $13,544
 Allowance for
 doubtful accounts -
  General            (21,045)  (    )   (    )   (    )    (    )

MONTH:
 Allowance for
 doubtful accounts  (    )     (    )   (    )   (    )    (    )

MONTH:
 Allowance for
 doubtful accounts  (    )     (    )   (    )   (    )    (    )

MONTH:
 Allowance for
 doubtful accounts  (    )     (    )   (    )   (    )    (    )

MONTH:
 Allowance for
 doubtful accounts  (    )     (    )   (    )   (    )    (    )

MONTH:
 Allowance for
 doubtful accounts  (    )     (    )   (    )   (    )    (    )


SCHEDULE OF POST PETITION LIABILITIES
                                                       FORM OPR-4
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: July 1998
Case Number: 98-44938-0JFQ

                                    DATE         DATE     TOTAL
                                  INCURRED       DUE       DUE
TAXES PAYABLE

 Federal Income Taxes                                         0
 FICA-Employer's Share                                        0
 FICA-Employer's Share                                        0
 Unemployment Tax                                             0
 State Income Tax                                             0
 State Sales & Use Tax                                        0
 State       Tax                                              0
 Personal Property Tax                                        0

    TOTAL TAXES PAYABLE                                       0

POSTPETITION SECURED DEBT                             1,070,538
POSTPETITION UNSECURED DEBT              0                    0
ACCRUED INTEREST PAYABLE                 0                    0

TRADE ACCOUNTS PAYABLE & OTHER:
(List Separately*)

See attached sheet                                      $98,018


Totals
 *Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on OPR-2 of this report.

SCHEDULE OF POST PETITION LIABILITIES
                                                       FORM OPR-4
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: July 1998
Case Number: 98-44938-JFQ

                                0-30     31-60    11-90    OVER
                                DAYS     DAYS     DAYS    90 DAYS
TAXES PAYABLE

 Federal Income Taxes
 FICA-Employer's Share
 FICA-Employer's Share
 Unemployment Tax
 State Income Tax
 State Sales & Use Tax
 State       Tax
 Personal Property Tax

    TOTAL TAXES PAYABLE

POSTPETITION SECURED DEBT
POSTPETITION UNSECURED DEBT
ACCRUED INTEREST PAYABLE

TRADE ACCOUNTS PAYABLE & OTHER:
(List Separately*)





Totals
 *Attach separate page if necessary.

Note: Total postpetition liabilities shown here must agree with the same item as shown on OPR-2 of this report.

Schedule of Post Petition Liabilities - Form 4
Trade Accounts Payable & Other

Date       Amount           Vendor
7/28/98    $   899.58       Delta Dental
7/23/98        448.73       Reliance Standard Life
7/24/98      1,046.24       Ron Trevisone
7/17/98      1,262.38       Ron Trevisone
7/17/98        895.66       Ron Trevisone
7/8/98         178.17       Carlo Gavazzi Inc.
7/16/98        645.00       Alpine Precison
7/15/98      7,273.88       AFCO Credit Corporation
7/23/98        234.81       Image Graphics
7 16/98         32.00       Bain Pest Control Service
7/15/98        162.75       Federal Express
7/22/98         32.25       Federal Express
7/22/98         71.50       Federal Express
7/15/98        152.50       Federal Express
7/15/98        102.43       ACT Teleconferencing
7/18/98        127.15       Joe Halberg
7/8/98         343.95       UNUM Insurance
7/4/98       1,018.75       Tom Guimond
7/11/98      5,248.77       Harvard Community Health Plan
7/10/98         22.18       Book Clearing House
7/14/98         26.12       Newark Electronics
7/25/98        256.20       Xerox Corporation
7/16/98         28.61       Mass Electric
7/22/98      2,000.00       Colonial Gas
7/22/98      2,000.00       Colonial Gas
7/22/98      1,000.00       Colonial Gas
7/22/98        408.42       UNUM Insurance
7/6/98         300.00       Atcor Corporation
7/9/98         215.30       Chiswick Trading
7/27/98         75.00       Chiswick Trading
7/31/98         17.88       Hammond
7/2/98       2,230.00       ILC
7/1/98         124.55       Merrimack Tool
7/1/98         400.00       Photronics
7/27/98        400.00       Photronics
7/27/98      1,200.00       Telic Company
7/21/98        109.04       Winfred M.  Berg Inc.
                            Accruals:
7/31/98      2,467.00       Vacation
7/31/98     16,500.00       Legal
7/31/98      5,000.00       Audit
7/31/98     37,061.00       Rent & Utilities
7/31/98      6,000.00       Commissions

           $98,017.80

INCOME STATEMENT
                                                       FORM OPR-5
                                                        REV 7/92

Case Name:   MRS Technology, Inc.      Month Ended: July 1998
Case Number: 98-44938-JFQ

                                                          FILING TO
                                              MONTH          DATE
NET REVENUE (INCOME)                          $ 341,679   $ 341,679

COST OF GOODS SOLD

  Materials                                     107,334     107,334
  Labor-Direct                                   53,386      53,386
  Manufacturing Overhead                        109,768     109,768

    TOTAL COST OF GOODS SOLD LIABILITIES        270,488     270,488

  GROSS PROFIT                                   71,191      71,191

Selling and Marketing                            17,465      17,465
General and Administrative                      155,931     155,931
Other:Research & Development                     16,110      16,110
      Other (Income)/Expense                     (8,224)     (8,224)
    TOTAL OPERATING EXPENSES                    181,282     181,282

INCOME BEFORE INTEREST, DEPRECIATION,
 TAXES, OR EXTRAORDINARY EXPENSES              (110,091)   (110,091)

INTEREST EXPENSE                                 10,182      10,182
DEPRECIATION                                     19,000      19,000
INCOME TAX EXPENSE (BENEFIT)                          0           0
EXTRAORDINARY INCOME (EXPENSE)*                       0           0

  NET INCOME (LOSS)                            (139,273)   (139,273)
*Requires Footnote


STATEMENT OF SOURCES AND USES OF CASH
                                                       FORM OPR-6
                                                         REV 7/92
Case Name:   MRS Technology, Inc.      Month Ended: July 1998
Case Number: 98-44938-JFQ

                                                        MONTH
                                                         JULY
SOURCES OF CASH
 Income (Loss) From Operations                         (139,273)
 Add: Depreciation, Amortization &
      Other Non-Cash                                     19,000
CASH GENERATEED FROM OPERATIONS                        (120,273)
 Add: Decrease in Assets:
   Accounts Receivable                                        0
  Inventory                                             132,515
   Prepaid Expenses & Deposits                            1,584
   Property, Plant & Equipment                                0
   Other- Uninvoiced Shipments & Other                   52,662
 Increase in Liabilities
   Pre-Petition Liabilities                             128,851
   Post Petition Liabilities                             98,018
 TOTAL SOURCES OF CASH (A)                             $293,357

USES OF CASH
 Increase in Assets:
   Accounts Receivable                                 $210,105
  Inventory
   Prepaid Expenses & Deposts                                 0
   Property, Plant & Equipment                                0
   Other                                                      0

 Decrease in Liabilities
   Pre-Petition Liabilities                                   0
   Post Petition Liabilities                                  0
TOTAL USES OF CASH (B)                                  210,105
NET SOURCE (USE) OF CASH (A-B=NET)                       83,252
CASH - BEGINNING BALANCE (See OPR-1)                    129,041
CASH - ENDING BALANCE (See OPR-1)                       212,290